EXHIBIT 10.88

               AGENCY CONTRACT FOR ENTRUSTED LOAN


Contract Serial No. 1996 Wei-tuo-zi G631

Name of the Principal:   Tangshan Panda Heat and Power Co. Ltd.
                         and Tangshan Pan-Western Heat and Power
                         Co. Ltd.
Residence:               Luannan County, Hebei Province
Legal Representative:    Robert Carter

Name of financial institution with which it keeps account with:
Account Number:
Telephone:               0315-4122610
Zip Code:
Facsimile:               0315-4122610

Name of Agent:           China Information Trust and Investment
                         Corporation
Residence:               27 Wanshou Road, Beijing
Legal Representative:
Telephone:               68283873
Zip Code:                100846
Facsimile:               63218546

Date of Contract:        June 18, 1996
Place of the Contract:   Beijing

Principal (hereinafter "Party A"): Tangshan Panda Heat and Power
                                   Co. Ltd. and Tangshan Pan-
                                   Western Heat and Power Co.
                                   Ltd.

Agent (hereinafter "Party B"):     China Information Trust and
                                   Investment Corporation

WHEREAS: for the purpose of more effective application of its funding, Party A hereby entrusts Party B to make an "Entrusted Loan" to North China Power Group Company (hereinafter the "Borrower"), and Party B hereby agrees to accept such entrustment, as agent, from Party A. Pursuant to relevant laws and regulations of the State, Party A and Party B have entered into this "Entrustment Contract" (herein so called) after reaching agreement on the terms hereof through consultation.

Article One:          Party A, Party B and Borrower have
                      heretofore entered into an amendment to
                      the former "Loan Agreement" (which as
                      amended shall be referred to as "Loan
                      Contract for Entrusted Loan" and is
                      attached hereto as Attachment One) and
                      which by its terms designates Party B as Agent for the Principal with respect to the Loan Contract for Entrusted Loan, as required by applicable law.

Article Two:          Party A shall make available currency in
                      accordance with the terms of the
                      particular "Notice of Entrusted Loan" (in the form attached hereto as Exhibit A) issued pursuant to the requirements of the Loan Contract for Entrusted Loan.

Article Three:        For the purpose of this Entrustment
                      Contract, Party shall open a "Special Fund
                      Account for Entrusted Loan" with Party B's banking department and make deposits to such account in accordance with the terms of the Loan Contract for Entrusted Loan.
                      The total amount of funds subject to this Entrustment Contract shall not exceed the aggregate amount of funds deposited by Party A or held on deposit in the Special
                      Fund Account for Entrusted Loan.

Article Four:         The recipient, project, amount, type,
                      purpose, term, interest rate, drawing and repayment schedule shall be as specified in the Loan Contract for Entrusted Loan and as indicated in the Notice of Entrusted Loan.

Article Five:         Party A shall deliver a Notice of
                      Entrusted Loan to Party B on the date of disbursement required in accordance with the Loan Contract for Entrusted Loan.
                      Upon receipt of the Notice of Entrusted
                      Loan provided by Party A, Party B shall
                      disburse the Entrusted Loan pursuant to
                      the Notice of Entrusted Loan, after such Notice of Entrusted Loan is verified as consistent with the relevant terms and conditions of the Loan Contract for Entrusted Loan.

Article Six:          In the event that Borrower fails to abide
                      by or make repayments of principal and
                      interest in accordance with the terms of the Loan Contract for Entrusted Loan then
                      Party A shall have no right to draw from the Special Fund Account for Entrusted
                      Loan any amounts attributable to such
                      outstanding principal or interest not so paid by Borrower. Party B shall have no responsibility or liability for the payment of any such amount attributable to Borrower's unpaid principal and interest under the Loan Contract for Entrusted
                      Loan.

Article Seven:        In the event that Borrower shall be in
                      default under the Loan Contract for
                      Entrusted loan, Party B shall impose the penalty therefor provided under the Loan
                      Contract for Entrusted Loan and in
                      accordance with relevant banking rules.

Article Eight:        In the Event of any default by Borrower
                      under the Loan Contract for Entrusted
                      Loan, Party B shall diligently pursue all claims or other rights to enforcement against the Borrower, including damages or collection under the Loan Contract for Entrusted Loan. Party B shall keep
                      Party A fully informed regarding the
                      progress of their pursuit of all such
                      claims or rights.  In the event that
                      Party A is not satisfied therewith,
                      Party A shall be allowed to take over the pursuit thereof in the name and place of Party B and with the full assistance and cooperation of Party B.

Article Nine:         Interest and Fee.  Party B shall pay
                      interest on the outstanding balance of the funds held in the Special Fund Account for Entrusted Loan, at the current deposit rate of interest published by the People's
                      Bank of China.  Party B will pay such
                      funds over to Party A semi-annually
                      immediately following the semi-annual
                      payment made by Borrower under the Loan
                      Contract for Entrusted Loan.

                      Party B shall charge to Party A
 			    [***] FILED SEPARATELY WITH THE COMMISSION
			    PURSUANT TO A REQUEST FOR CONFIDENTIAL
			    TREATMENT
 			    on the balance of the amount of funds
 			    from time to time outstanding to the
			    account of Borrower. Such fee shall be
			    deducted from the funds held in the Special
			    Fund Account for Entrustment Loan, on a
			    semi-annual basis calculated immediately
		          following the date of the semi-annual
			    payment made under the Loan Contract for Entrusted Loan. In the event that funds held in the Special Fund Account for Entrusted Loan are insufficient to satisfy the amount due to be paid by Party A to Party B, Party B will submit an invoice accounting for payment due which shall be paid by Party A within fifteen days.

Article Ten:          Party B shall credit to the account of
                      Party A, and transfer to Party A's
                      designated bank account (in immediately
                      available funds) within two full business days following receipt of such funds from the Borrower all payments made by the Borrower pursuant to the Loan Contract for Entrusted Loan. Party B will withhold from such payment 5.5% of the amount of such funds attributable to the interest portion of the payment received from the Borrower; immediately pay such amount withheld over to the proper tax authority and provide to Party A a receipt evidencing such Tax Payment.

                      Party B shall pay over to the Borrower, in immediately available funds for the account of the Borrower, Entrusted Funds within two full business days from the receipt of such funds from Party A

Article Eleven:       Premature payment of any principal or
                      interest by the Borrower shall be paid
                      over to Party A without penalty or other offset or deduction and in the same manner as described in Article Ten above.

Article Twelve:       No amendment or modification to this
                      Entrustment Contract shall be effective
                      unless the same is reduced to writing and executed by each of Party A and Party B.
                      No amendment, modification or
                      accommodation shall be made to the Loan
                      Contract for Entrusted Loan or with
                      respect to any payment required thereunder without the prior written consent of Party A.

Article Thirteen:     Party B may refuse to make available to
                      the Borrower any funds otherwise due to be paid to borrower under the Loan Contract for Entrusted Loan if Party A fails to deposit the required funds in the Special
                      Fund Account for Entrusted Loan. In the event that Borrower fails for any reason to make a required payment of principal or interest to Party B, then Party B shall not be required to make any payment of such amounts otherwise due to be paid to Party A under the Loan Contract for
                      Entrusted Loan, and the provisions of
                      Article 8 above shall apply.

Article Fourteen:     Any written notice or instruction from
                      Party A under this Contract, including the Notice of Entrusted Loan will be executed by both of Tangshan Panda Heat and Power
                      Co. Ltd. and Tangshan Pan-Western Heat and
                      Power Co. Ltd.

Article Fifteen:      Resolution of Disputes:  Disputes arising
                      out of or in connection with the
                      performance of this Entrusted loan
                      Agreement shall be resolved through mutual consultation between the Parties and failing resolution thereof, by mediation.
                      In the case of the failure of any such
                      consultation or mediation, the dispute may be resolved by legal action in a court of appropriate jurisdiction or through arbitration.

Article Sixteen:      For matters not otherwise stipulated in
                      this Entrustment Contract the relevant
                      laws, regulations, or financial rules
                      applicable to transactions of this kind
                      shall apply.

Article Seventeen:    This Entrustment Contract shall take
                      effect on the date last executed by each of the Parties hereto, and shall remain in full force and effect until the Loan
                      Contract for Entrusted Loan shall have
                      been finally satisfied or unless otherwise terminated in accordance with applicable law.

Article Eighteen:     Each Notice of Entrusted Loan hereunder,
                      when validly executed by Party A and
                      delivered to Party B shall be and become a part of this Entrustment Contract.

Article Nineteen:     This Entrustment Contract shall be
                      executed in six original counterparts,
                      three of which shall be written in English and three of which will be written in Chinese.


PARTY A                         PARTY B

TANGSHAN PANDA HEAT AND         CHINA INFORMATION TRUST AND
POWER. CO., LTD.                INVESTMENT CORP.
(Company Seal)                  (Company Seal)\
Authorized Agent                Authorized Agent


_______________________________ _______________________________
Date:  June 18, 1996            Date:  June 18, 1996


TANGSHAN PAN-WESTERN HEAT
AND POWER CO., LTD.
(Company Seal)
Authorized Agent


_______________________________
Date:  June 18, 1996





                            EXHIBIT A


NOTICE OF ENTRUSTED LOAN

PRINCIPAL:  TANGSHAN PANDA HEAT AND POWER CO., LTD. AND TANGSHAN
            PAN-WESTERN HEAT AND POWER CO., LTD.

BORROWER:   NORTH CHINA POWER GROUP COMPANY
Address:    _______________________________________
Bank Name & Account No:  ___________________________
                         ___________________________

Type of Currency for Loan:    Project:  2X50 LUNNAN POWER PLANT
                              PROJECT

LOAN AMOUNT:_______________________(in words)________(in numbers)
TERM:
INTEREST RATE:

DRAW SCHEDULE:             DATE:                  AMOUNT
                    _____________________ ______________________
                    _____________________ ______________________

REPAYMENT SCHEDULE: _____________________ ______________________
                    _____________________ ______________________
_________________________________________________________________
THE ABOVE LOAN HAS PASSED OUR EXAMINATION. PLEASE CONDUCT YOUR INVESTIGATION AND VERIFICATION FOR MAKING THE LOAN.

PRINCIPAL: (COMPANY SEAL)

LEGAL REPRESENTATIVE: (SIGNATURE)
(OR ITS AUTHORIZED PERSON)
DATE:
_________________________________________________________________
COMMENTS BY MANAGER OF THE ENTRUSTED AGENT:
SIGNATURE:
DATE:
SIGNATURE OF THE LEGAL REPRESENTATIVE OF THE ENTRUSTED AGENT:
(OR ITS AUTHORIZED PERSON)
DATE:
(COMPANY SEAL OF THE ENTRUSTED AGENT)





         AMENDMENT TO AGENCY CONTRACT FOR ENTRUSTED LOAN


This Amendment to Agency Contract for Entrusted Loan is made and entered into by and between Tangshan Panda Heat and Power Co., Ltd. ("Panda"), Tangshan Pan-Western Heat and Power Co., Ltd. ("Pan-Western"), Tangshan Pan-Sino Heat Co., Ltd.("Pan-Sino") and China Information Trust and Investment Corporation (the "Party B") on July 17, 1996.

WHEREAS, Panda and Pan-Western are collectively the Party A under certain Agency Contract for Entrusted Loan between Party A and Party B dated June 18, 1996, and both Panda and Pan-Western intend to transfer all of their contractual rights and obligations to Pan-Sino whereby Pan-Sino will assume the capacity of Party A under such Contract;

WHEREAS,  Party  B  consents to such transfer among  Panda,  Pan-
Western and Pan-Sino;

NOW THEREFOR, for good and valuable consideration and the mutual benefit of the Parties hereunder, the Parties hereto have agreed to the following Amendment to the Agency Contract for Entrusted
Loan:

1.  For  the  purpose of the Agency Contract for Entrusted  Loan,
Panda and Pan-Western shall be substituted by Pan-Sino as Party A thereunder.

2. This Amendment shall constitute a valid transfer among Panda, Pan-Western and Pan-Sino pursuant to Article Twelve of the Agency
Contract for Entrusted Loan.

IN WITNESSETH WHEREOF, the Parties, intending to be legally bound, have caused this Amendment to Agency Contract for Entrusted Loan to be executed by their duly authorized representatives as of the day and year first above written.

Party A:                            Party B:

Tangshan Panda Heat and Power   China Information Trust and Investment Co.,
Ltd. Corporation

By: /s/ Darol Lindloff              By:
Title:                                                     Title:
(Company Seal)                      (Company Seal)


Tangshan Pan-Western Heat and Power Co., Ltd.


By: /s/ Darol Lindloff
Title:
(Company Seal)



Tangshan Pan-Sino Heat Co., Ltd.


By: /s/ Darol Lindloff
Title:
(Company Seal)